DERIVATIVE WARRANT LIABILITY	12 Months Ended
Dec. 31, 2023
Derivative Warrant Liability
DERIVATIVE WARRANT LIABILITY

10. DERIVATIVE WARRANT LIABILITY

On December 4, 2023, the Company raised gross proceeds of $1,607,400 from the issuance of 1,786,000 units through an underwritten public offering in the United States (the “Offering”). The Offering consisted of 1,786,000 common shares of the Company and warrants to purchase up to 1,786,000 warrants. The warrants are exercisable into common shares of the Company at a price of $1.12 until December 4, 2028.

Because the functional currency of the entity issuing the warrant is Canadian dollars but the warrants are exercisable in United States dollars, the Company may receive a variable amount in Canadian dollars when the warrants are exercised as the foriegn exchange may vary over the warrant exercise period. The variability in potential future cashflows resulted in a derivative warrant liability which will be periodically remeasured with any gains or losses charged to the consolidated statements of operations and deficit.

The fair value of the share purchase warrants was estimated on the date of issuance using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 0%, risk-free interest rate of 3.54%, volatility of 75.66%, and estimated life of 5 years. The estimated fair value assigned to the warrants and recognized as a derivative liability on the date of issuance was $954,537. The derivative liability was remeasured on December 31, 2023. The remeasurement resulted in a loss of $24,865.

The following table presents the details of the derivative warrant liability:

	December 31, 2023	December 4, 2023
Stock price ($CA)	$1.25	$1.22
Exercise price ($CA)	$1.52	$1.52
Expected life in years	5.00	5.00
Volatility	75.66%	75.66%
Dividend yield	0%	0%
Risk free interest rate	3.54%	3.54%
Fair value of derivative warrant liability	$1,002,264	$954,537